Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           CONCORDE GAMING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]   No fee required.
 [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       2)  Form, Schedule or Registration Statement No.:
       3)  Filing Party:
       4)  Date Filed:

                                                                PRELIMINARY COPY

                           CONCORDE GAMING CORPORATION
                                3290 LIEN STREET
                         RAPID CITY, SOUTH DAKOTA 57702
                   ------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1997
                   ------------------------------------------

TO THE SHAREHOLDERS OF CONCORDE GAMING CORPORATION

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Meeting") of Concorde Gaming Corporation (the "Company") will be held at the Rushmore Plaza Holiday Inn, Rapid City, South Dakota, on June 4, 1997 at 9:00 a.m. local time, for the following purposes:

   1.  To elect three directors to the Board of Directors.

   2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to comply with the requirements of the Colorado Limited Gaming Act.

   3. To ratify the Board of Directors' selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1997.

   4. To consider such other matters as may properly come before the Meeting and at any and all postponements, continuations or adjournments thereof.

     All holders of record of shares of the Company's $0.01 par value common stock at the close of business on April 21, 1997 are entitled to notice of and to vote at the Meeting and at any and all postponements, continuations or adjournments thereof.

     You are cordially invited and urged to attend the Meeting. All Shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                              By Order of the Board of Directors


                                              George J. Nelson
                                              Secretary
Rapid City, South Dakota
Dated:  May ___, 1997

                                                                PRELIMINARY COPY

                           CONCORDE GAMING CORPORATION
                                3290 LIEN STREET
                         RAPID CITY, SOUTH DAKOTA 57702
                   ------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1997
                   ------------------------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Concorde Gaming Corporation (the "Company") of proxies to be voted at the Annual Meeting of the Shareholders of the Company to be held at the Rushmore Plaza Holiday Inn, Rapid City, South Dakota, on June 4, 1997 at 9:00 a.m. local time, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Proxy Statement, the accompanying form of Proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about May ___, 1997.

     All shares of the Company's $0.01 par value common stock (the "Shares") represented by properly executed Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name, and must be received prior to the Meeting to be effective.

                                     VOTING

     Only holders of record of Shares at the close of business on April 21, 1997 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date, there were 21,929,793 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the shareholders at the Meeting. The presence, in person or by Proxy, of holders of one-third of the Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

     THE COMPANY, ITS DIRECTORS AND OFFICERS (AND THEIR AFFILIATES) HELD VOTING POWER, AS OF THE RECORD DATE, WITH RESPECT TO AN AGGREGATE OF 16,887,500 SHARES. THE COMPANY, ITS DIRECTORS AND OFFICERS HAVE STATED THAT THEY INTEND TO VOTE THESE SHARES IN FAVOR OF ALL OF THE PROPOSALS DESCRIBED HEREIN; THEREFORE ALL OF THE PROPOSALS WILL BE APPROVED.

     Votes cast by proxy will be tabulated by an automated system administered by the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The current bylaws of the Company (the "Bylaws") provide that the number of directors of the Company shall not be less than three nor more than nine. As provided in the Bylaws, the Board has currently set the total number of directors at three.

     The Board has nominated Mr. Brustuen "Bruce" H. Lien, Mrs. Deanna B. Lien and Mr. Jerry L. Baum for election as directors to serve for a term expiring at the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the director nominees are presently serving as directors of the Company, and were elected at the Company's 1996 Annual Meeting of Shareholders. Each of the nominees has consented to be a nominee and to serve as a director if re-elected and it is intended that the Shares represented by properly executed Proxies will be voted for the election of the nominees except where authority to so vote is withheld. The Board has no reason to believe that any of the nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote for such substituted nominee or nominees, if any, as such persons shall determine in his or her discretion. The affirmative vote of a plurality of the Shares present or represented and entitled to vote at the Meeting is necessary to elect each director nominee.

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT MR. BRUSTUEN "BRUCE" H. LIEN, MRS. DEANNA B. LIEN AND MR. JERRY L. BAUM AS DIRECTORS OF THE COMPANY.

         Information is set forth below regarding the nominees, including the name and age of each director nominee, his or her principal occupation and business experience during the past five years, and the commencement of his or her term as a director of the Company.

                               Principal Occupation or Employment During the
                                           Past Five Years; Other                        Director
Name and Age                                    Directorships                              Since
------------                                    -------------                              -----

Brustuen "Bruce" H. Lien(1)(2)   Chairman  of  the  Board   of  Directors  since            1990
   (70)                          August 10, 1990. Chief Executive Officer of the
                                 Company from April 10, 1995 to  March 17, 1997.
                                 President  and  Chief  Executive Officer of the
                                 Company from  October 16, 1991  through June 5,
                                 1993.   Mr. Lien  also  serves  on the Board of
                                 Directors of Pete Lien & Sons, Inc.

Jerry L. Baum                    Chief  Executive  Officer since March 17, 1997,            1995
   (47)                          President  since  June 1995 and Chief Operating
                                 Officer  since  April  1995.   From  October 1,
                                 1993  to  February  1995,  Mr. Baum  served  as
                                 Project  Director  for   Bruce H. Lien  Company
                                 where he was the director of the 4 Bears Casino
                                 & Lodge.  From March to  October 1993, Mr. Baum
                                 was  manager  of  operations at the Royal River
                                 Casino, a Class III  Indian gaming casino owned
                                 by the Frandreau Santee Tribe.   Prior to 1991,
                                 Mr. Baum was Director of Criminal Investigation
                                 for the State of South Dakota.

Deanna B. Lien(1)(2)             Vice  President  and  Secretary of Diggers Auto            1990
   (53)                          Salvage, Inc. since  1986.   Vice President and
                                 Treasurer of the Company from  August 10,  1990
                                 to June 29, 1993.

____________

(1) Member of the Compensation Committee.
(2) Member of the Stock Option Committee.

     Brustuen H. Lien and Deanna B. Lien, are husband and wife. None of the other directors or officers of the Company bears any family relationship to any other director or officer.

BOARD AND COMMITTEE MEETINGS

     The Board held eight (8) meetings and acted by unanimous written consent on seven (7) occasions during the fiscal year ended September 30, 1996 (the "Fiscal Year"). No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she served during the Fiscal Year.

     STOCK OPTION COMMITTEE. The Board has a Stock Option Committee and during the Fiscal Year its members were Mr. Lien and Mrs. Lien. The Stock Option Committee administers and interprets the Company's 1992 Performance Stock Option Plan (the "Plan") and has authority to determine which persons shall be granted options under the Plan and the terms and conditions of the stock option grants. The Stock Option Committee met once during the Fiscal Year.

     COMPENSATION COMMITTEE. The Board has a Compensation Committee and during the Fiscal Year its members were Mr. Lien and Mrs. Lien. The Compensation
Committee performs the following duties: (i) considering and making recommendations to the Board and the officers of the Company with respect to the overall compensation policies of the Company; (ii) approving the compensation payable to all officers of the Company; (iii) reviewing proposed compensation of executives; and (iv) advising the Board as and when appropriate with respect to all of the foregoing. The Compensation Committee did not meet during the Fiscal Year.

     The Board does not presently have a separate nominating or audit committee.

EXECUTIVE OFFICERS

     Information is set forth below regarding the executive officers of the Company, including the name and age of each executive officer, his or her principal occupation and business experience during the last five years and the date each first became an executive officer of the Company.

                                       Principal Occupation or Employment
Name                        Age             During the Past Five Years
----                        ---             --------------------------

Brustuen "Bruce" H. Lien    70    Chairman  of  the  Board  of  Directors  since
                                  August 10, 1990.  Chief Executive Officer from
                                  April 10, 1995 and March 17, 1997.   President
                                  and Chief Executive Officer of the Company from October 16, 1991 through June 5, 1993.
                                  Chairman  of  the Board of  Directors of  Pete
                                  Lien & Sons, Inc. since 1970.

Jerry L. Baum               47    Chief Executive Officer since March 17,  1997,
                                  President since June 1995 and Chief Operating
                                  Officer since April 1995. From October 1, 1993
                                  to February 1995,  Mr. Baum  served as Project
                                  Director  for  Bruce H. Lien Company  where he
                                  was   director of the  4 Bears Casino & Lodge.
                                  From  March  to  October  1993,  Mr. Baum  was
                                  Manager  of  operations  at  the  Royal  River
                                  Casino, a Class III Indian gaming casino owned by the Frandreau Santee Tribe. Prior to 1991,
                                  Mr. Baum was Director of Criminal Investi-gation for the State of South Dakota.

David L. Crabb              39    Chief Financial Officer,  Principal Accounting
                                  Officer  since  May  1993  and Treasurer since
                                  August 1993.   Certified Public Accountant for
                                  Northwestern  Engineering  Company  and  Hills
                                  Materials Company from  March 1986 through May
                                  1993.

George J. Nelson            35    Vice  President  and  Corporate  Counsel since
                                  September  1993  and Secretary since September
                                  1995.   General  Manager  of  First Gold, Inc.
                                  from March 1, 1990 to August 31, 1993.

         Officers serve at the discretion of the Board and are elected at the first meeting of the Board after each Annual Meeting of Shareholders.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer ("CEO") and any other executive officer whose total annual salary and bonus exceeded $100,000 during the Fiscal Year ("Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term      All Other
                                                       Annual           Compensation    Compensation
                                                    Compensation           Awards           ($)
                                              ------------------------     ------           ---

                                                                          Securities
                                                                          Underlying
Name and Principal Position          Year     Salary ($)     Bonus ($)    Options (#)
---------------------------          ----     ----------     ---------    -----------
Bruce H. Lien(1)                     1996            -0-        -0-              -0-         -0-
  Chairman of the Board              1995            -0-        -0-              -0-         -0-
                                     1994            -0-        -0-        2,000,000         -0-

Jerry L. Baum(2)                     1996        120,000        -0-          300,000         -0-
  President, Chief Operating         1995        111,667        -0-           59,740         -0-
  Officer and Chief Executive        1994(3)      95,833        -0-          140,260         -0-
  Officer
---------------

(1) Chief Executive Officer from April 1995 to March 1997.
(2) Chief Executive Officer since March 1997. President since June 1995 and Chief Operating Officer since April 1995.
(3) Represents amounts paid to Mr. Baum as Project Director of Bruce H. Lien Company, a wholly owned subsidiary of the Company. No salary was paid by the Company to Mr. Baum during 1994.

     The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, some benefits which are made available only to certain of the Company's officers, such as the use of a Company vehicle, are not described, as the monetary value of such benefits is believed to be below 10 percent of each of the named executive officer's annual salary and bonus.

OPTION GRANTS TABLE

     The following table provides information relating to the grant of stock options to the CEO and the Named Executive Officer during the Fiscal Year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                           % of Total Options
                  Number of Securities      Granted to         Exercise
                   Underlying Options      Employees in        or Base
    Name              Granted (#)           Fiscal Year      Price ($/Sh)         Expiration Date
    ----              -----------           -----------      ------------         ---------------

Jerry L. Baum           300,000                 49%               $.40            March 28, 2006

AGGREGATED OPTION EXERCISE AND FISCAL YEAR-END OPTION TABLE

     The following table provides information relating to the exercise of stock options during the Fiscal Year by the CEO and the Named Executive Officer and Fiscal Year end value of unexercised options.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                         Value of Unexercised
                  Number of Securities Underlying       In-the-Money
                       Unexercised Options at            Options at
                            FY-End (#)                  FY-End ($)(1)

      Name           Exercisable/Unexercisable     Exercisable/Unexercisable
      ----           -------------------------     -------------------------

  Jerry L. Baum           96,104/403,896                     $0/$0

_______________
(1) Based on the average of the high and low bid price of the Shares on September 30, 1996.

COMPENSATION PURSUANT TO PLANS

     The Company has adopted the Plan, which was approved by the shareholders, for the benefit of certain employees, officers and directors of the Company. The Stock Option Committee of the Board selects the optionees and determines the terms and conditions of the stock options granted pursuant to the Plan. Options to purchase 610,000 Shares were granted pursuant to the Plan during the Fiscal Year. As of September 30, 1996, options to purchase 1,100,000 Shares were outstanding pursuant to the Plan, 225,612 of which were vested at September 30, 1996.

COMPENSATION OF DIRECTORS

     The Company does not compensate its directors for their services as directors or pursuant to any other arrangements. The Company reimburses its directors for expenses incurred related to attending meetings.

COMPLIANCE WITH SECTION 16(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies.

     Based on its review of the copies of the Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Mr. Baum, Mr. Crabb and Mr. Nelson each reported one transaction late on a Form 5.

                                 PROPOSAL NO. 2

           APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES
               OF INCORPORATION OF THE COMPANY TO COMPLY WITH THE
                 REQUIREMENTS OF THE COLORADO LIMITED GAMING ACT

     The Board has approved, subject to shareholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation to incorporate provisions which will enable the Company to secure and maintain in good standing any gaming licenses which may be issued to the Company or its subsidiaries in the State of Colorado. The text of the proposed amendment is set forth in Appendix A to this Proxy Statement.

     On March 14, 1997, the Company entered into an Asset Purchase Agreement with Cripple Creek Development Co., Inc. ("Cripple Creek") pursuant to which it intends to acquire all of the assets and properties of Cripple Creek used in its business of operating The Gold Rush Hotel & Casino located in Cripple Creek, Colorado. The ownership and operation of gaming devices in Colorado is subject to extensive regulation under the Colorado Limited Gaming Act and the rules and regulations promulgated thereunder (collectively, the "Act"). The Act is enforced by the Colorado Limited Gaming Commission (the "Commission"). The Commission has broad discretion to issue, renew, suspend and revoke licenses. The Act imposes certain restrictions on the ownership, transfer and sale of securities of a licensee. The Act requires that the Company amend its Amended and Restated Articles of Incorporation to conform to these provisions of the Act in order for the Company or its subsidiaries to obtain and maintain a license.

     Under the Act, a person who owns 5% or more of any class of voting securities of the Company is required to notify the Commission within ten (10) days after such person acquires such securities and to provide additional information to and be subject to a finding of suitability by the Commission. However, the Act provides for a waiver of the qualification requirements for an "institutional investor," if such investor is holding the securities for investment purposes only and if its holdings represent less than 15% of the outstanding securities. Such an institutional investor is required to file a certified statement that the securities were acquired and are held for investment purposes only and that it has no intention of influencing or affecting the affairs of the Company. The Act does not require that these provisions concerning persons who may hold 5% or more of the outstanding voting securities be included in the Company's Amended and Restated Articles of Incorporation.

     If the Commission finds that a shareholder of the Company is disqualified or unsuitable, the Commission may require a disqualified holder to sell or otherwise dispose of the Company's securities held by such disqualified holder. In the event of disqualification it will be unlawful for such holder to receive any dividends or exercise any rights conferred upon a holder of the securities. In determining whether a holder is unsuitable, the Commission will consider the financial stability, character and business ability of the holder.

     The amendment provides that voting securities held by an unsuitable holder will be subject to redemption by the Company at the lesser of the holder's original investment in the Company or the current market price of the voting securities as of the date of the finding of unsuitability, unless such voting securities are transferred to a suitable person (as determined by the Commission) within sixty (60) days after the date of the finding of unsuitability. Current market price for purposes of the Act is defined as the average of the daily closing prices of the securities for the twenty consecutive trading days immediately preceding the date of the finding of unsuitability or the closing price on such date, whichever is higher. The amendment also provides that a unsuitable holder shall not be entitled to receive any dividends or to exercise any other right of a shareholder. The amendment also provides that the Company may not issue any voting securities or interests except in accordance with the Act and that no voting securities or other voting interests issued by the Company may be transferred in any manner except in accordance with the Act.

     Shareholders should be aware that there is a possibility that a person who might desire to attempt to acquire control of the Company might be discouraged from such attempt because of the requirement that it seek the approval of the Commission to control the Company or a subsidiary of the Company which may be a licensee. The Act requires the prior approval of the Commission as a condition precedent to effecting a change in control of the Company by a person who acquires control of the Company as a result of a transfer of publicly traded shares.

     Approval of the proposed amendment to the Amended and Restated Articles of Incorporation of the Company requires the affirmative vote of a majority of the Shares entitled to notice of and to vote at the Meeting.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     On April 2, 1997, the Board approved the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending September 30, 1997. Representatives of KPMG Peat Marwick LLP will not be present at the Meeting.

     Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification at the Meeting, in order to ascertain the views of the shareholders regarding such selection. An affirmative vote of the majority of votes cast at the Meeting is necessary to ratify the selection of KPMG Peat Marwick LLP. Whether the proposal is approved or defeated, the Board may reconsider its selection.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1996 and 1995, Mr. Lien, and an affiliated company controlled by Mr. Lien, loaned money to the Company under various promissory notes. These amounts loaned varied by month to month and carried an interest rate not in excess of 2% over the prime rate established by the Company's primary bank. The Company incurred interest expense relating to these notes of $74,318 and $67,238, for Fiscal 1996 and Fiscal 1995, respectively. All amounts owed to Mr. Lien were paid in full by the Company on February 13, 1997 in connection with the settlement agreement (the "Settlement Agreement") between Bruce H. Lien Company ("BHL") and The Three Affiliated Tribes ("TAT") whereby BHL received approximately $8.65 million.

     Mr. Lien has pledged assets and/or personally guaranteed loans in order for the Company to obtain financing which otherwise may not have been available to the Company, as follows:

               (a) Personal guarantee of a note payable to an unrelated third party, dated July 1993, for $1,867,130 for gaming equipment placed in service at the Casino. The balance on the note at September 30, 1996 was $0.

               (b) Pledge of assets to secure a note payable to an unrelated third party, dated July 1993, for $500,000 for working capital for the construction of the Casino. The balance on the note at September 30, 1996 was $0.

               (c)  Personal  guarantee  and  pledge  of  assets to  secure  the payment of a note payable to a bank, dated September 1994, for $1,296,124 for video lottery machines. The balance on the note at September 30, 1996 was $0.

               (d) Personal guarantee of a note payable to an unrelated third party, dated December 1993, for $2,400,000 for construction of the 4 Bears Casino and Lodge. The balance on the note at September 30, 1996 was $1,497,892 and it was paid in full on February 13, 1997 with the proceeds from the Settlement Agreement.

               (e) Personal guarantee of a note payable to a bank, dated January 1994, for $66,589 for acquisition of stock in Bayou Gaming, Inc. The balance on the note at September 30, 1996 was $10,208 and it was paid in full on February 13, 1997 with the proceeds from the Settlement Agreement.

               (f) Personal guarantee of a note payable to a bank, dated June 1996, for $800,000 for video lottery machines. The balance on the note at September 30, 1996 was $733,334.

               (g) Personal guarantee of a short-term revolving note payable to a bank, dated June 1996, for $500,000. The balance on the note at September 30, 1996 was $500,000 and it was paid in full on February 13, 1997 with the proceeds from the Settlement Agreement.

               (h) Personal guarantee of a conditional credit line to a bank, dated April 1996, for $100,000. The balance on the note at September 30, 1996 was $95,000 and it was paid in full on February 13, 1997 with the proceeds from the Settlement Agreement.

     In consideration for such pledges and guarantees, on January 26, 1994 the Company issued a warrant to Mr. Lien for 2,000,000 Shares at an exercise price of $1.00 per share. This warrant expires in January 2004. In addition, the Company entered into an indemnification agreement with Mr. Lien whereby the Company has agreed to indemnify him from all losses, claims, damages and expenses relating to any guarantees and/or pledges of collateral made by Mr. Lien on behalf of the Company.

     The Company leases approximately 4,500 square feet of office space located in Rapid City, South Dakota from a company controlled by Mr. Lien under a lease that expires September 30, 1997. The monthly lease payment, including real estate taxes and utilities, is $2,862.

     The Company also leases an airplane, on an as needed basis, from a company controlled by Mr. Lien. The Company incurred lease payments to this affiliate of $43,966 and $43,101 during Fiscal 1996 and Fiscal 1995, respectively.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding beneficial ownership of outstanding Shares as of April 21, 1997 by (i) each person who is known by the Company to own beneficially 5% or more of the outstanding Shares;
(ii) the Company's directors; (iii) the Named Executive Officer; and (iv) all directors and executive officers as a group.

                                                    Shares
                                                 Beneficially        Percent of
           Name                                    Owned(1)            Class
           ----                                    --------            -----

Brustuen "Bruce" H. Lien....................     18,487,500(2)(4)      77.3%
3290 Lien Street
Rapid City, SD  57702


Deanna B. Lien(2)...........................     18,487,500(3)(4)      77.3%
3290 Lien Street
Rapid City, SD  57702

Jerry L. Baum...............................        168,052(5)           .8%
3290 Lien Street
Rapid City, SD  57702

All executive officers and directors as a
group (5 persons)...........................     18,826,473(4)(6)      77.6%

---------------
(1) Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such securities, or if the person has the right to acquire the beneficial ownership within sixty days, unless otherwise indicated.
(2) This number includes the Shares which are beneficially owned, or which may be deemed to be beneficially owned, by Brustuen "Bruce" H. Lien. For purposes of this table, the same Shares may be deemed to be beneficially owned by Mr. Lien's wife, Deanna B. Lien.
(3) For purposes of this table, Deanna B. Lien is deemed to be the beneficial owner of the Shares which may be deemed to be beneficially owned by her husband, Brustuen "Bruce" H. Lien.
(4) This number includes 2,000,000 Shares which may be acquired pursuant to a currently exercisable warrant.
(5) This number represents Shares which may be acquired pursuant to currently exercisable stock options.
(6) This number includes 334,806 Shares which may be acquired pursuant to currently exercisable stock options.

     Except as stated herein, there are no arrangements known to the Company which may result in a change in control of the Company, and each shareholder has sole voting and investment power with respect to Shares included in the above table.

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of the enclosed form of Proxy, Notice of Annual Meeting and this Proxy Statement will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

     The Annual Report of the Company for 1996 is being mailed to Shareholders along with this Proxy Statement. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to the Corporate Secretary, 3290 Lien Street, Rapid City, South Dakota 57702.

                                  OTHER MATTERS

     The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

     Any Shareholder who intends to submit a proposal at the 1998 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than December 1, 1997. Such proposal should be sent to the Corporate Secretary of the Company at 3290 Lien Street, Rapid City, South Dakota 57702.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE

     ENVELOPE PROVIDED FOR THAT PURPOSE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                              By Order of the Board of Directors



                                              George J. Nelson
                                              Secretary

Rapid City, South Dakota
May ___, 1997

                                   APPENDIX A


     The following provision shall be added as a new ARTICLE XIII as follows:

         These Articles shall be generally subject to the provisions of the Limited Gaming of Act of 1991, C.R.S. Section 12-47.1-101, et seq., as amended (the "Limited Gaming Act") and the rules and regulations (the "Rules") of the Colorado Limited Gaming Commission (the "Commission") promulgated thereunder. Specifically, and in accordance with the Rules, the Corporation shall not issue any voting securities or other voting interests except in accordance with the provisions of the Limited Gaming Act and the regulations promulgated thereunder. The issuance of any voting securities or other voting interests in violation thereof shall be void and such voting securities or other voting interests shall be deemed not to be issued and outstanding until (a) the Corporation shall cease to be subject to the jurisdiction of the Commission, or (b) the Commission shall, by affirmative action, validate said issuance or waive any defect in issuance.

         No voting securities or other voting interests issued by the Corporation and no interest, claim or charge therein or thereto shall be transferred in any manner whatsoever except in accordance with the provisions of the Limited Gaming Act and the regulations promulgated thereunder. Any transfer in violation thereof shall be void until (a) the Corporation shall cease to be subject to the jurisdiction of the Commission, or (b) the Commission shall, by affirmative action, validate said transfer or waive any defect in said transfer.

         If the Commission or any other similar gaming license regulatory authority at any time determines that a holder of voting securities or other voting interests of this Corporation is unsuitable to hold such securities or other voting interests, then the issuer of such voting securities or other voting interests may, within sixty (60) days after the finding of unsuitability, purchase such voting securities or other voting interests of such unsuitable person at the lesser of (i) the cash equivalent of such person's investment in the Corporation, or (ii) the current market price as of the date of the finding of unsuitability unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Commission or other gaming license regulatory authority, as the case may be) within sixty (60) days after the finding of unsuitability. Until such voting securities or other voting interests are owned by persons found by the Commission (or other gaming license regulatory authority, as the case may be) to be suitable to own them, (a) the Corporation shall not be required or permitted to pay any dividend or interest with regard to the voting securities or other voting interests, (b) the holder of such voting securities or other voting interests shall not be entitled to vote on any matter as the holder of the voting securities or other voting interests, and such voting securities or other voting interests shall not for any purposes be included in the voting securities or other voting interests of the Corporation entitled to vote, and (c) the Corporation shall not pay any remuneration in any form to the holder of the voting securities or other voting interests except in exchange for such voting securities or other voting interests as provided in this
         Article XIII.

PROXY
                           CONCORDE GAMING CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           CONCORDE GAMING CORPORATION


     The undersigned hereby appoints George J. Nelson and David L. Crabb, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.01 par value common stock of Concorde Gaming Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Rushmore Plaza Holiday Inn, Rapid City, South Dakota on June 4, 1997 at 9:00 a.m. local time, or at any and all postponements, continuations or adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees to the Board of Directors of the Company and FOR each of the other items set forth on the Proxy.

1.   Proposal to elect the following nominees to the Board of Directors:

                                                              WITHHOLD
                                     FOR                     AUTHORITY

       Jerry L. Baum                 |__|                       |__|
       Brustuen "Bruce" H. Lien      |__|                       |__|
       Deanna B. Lien                |__|                       |__|


2. Proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation.

           FOR      |__|             AGAINST     |__|           ABSTAIN    |__|


3. Proposal for ratification of selection of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending September 30, 1997.

           FOR      |__|             AGAINST     |__|           ABSTAIN    |__|


4. In the discretion of such proxies, upon such other business as may properly come before the Meeting or at any and all postponements, continuations or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated May ___, 1997 and the Proxy Statement furnished therewith.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.


                                      Dated  ____________________________, 1997



                                       -----------------------------------------
                                       Authorized Signature

                                       -----------------------------------------
                                       Title



                                       -----------------------------------------
                                       Authorized Signature

                                       -----------------------------------------
                                       Title



Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.